                                                                   Exhibit 99.2

                        CERTIFICATION OF PERIODIC REPORT

I, W. Kim Foster, Senior Vice-President and Chief Financial Officer of FMC (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002


                                                 /s/ W. Kim Foster
                                                 -------------------------------
                                                 W. Kim Foster
                                                 Senior Vice President and
                                                 Chief Financial Officer